SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) December 30, 2002

Commission File Number	Registrant, State of Incorporation, Address of Principal Executive Offices and Telephone Number	I.R.S. employer Identification Number

1-8788	SIERRA PACIFIC RESOURCES P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0198358

1-4698	NEVADA POWER COMPANY 6226 West Sahara Avenue Las Vegas, Nevada 89146 (702) 367-5000	88-0045330

0-508	SIERRA PACIFIC POWER COMPANY P.O. Box 10100 (6100 Neil Road) Reno, Nevada 89520-0400 (89511) (775) 834-4011	88-0044418

None
(Former name, former address and former fiscal year, if changed since last report)

Item 5. Other Events

On December 30, 2002, Sierra Pacific Resources (the parent corporation of Nevada Power Company and Sierra Pacific Power Company) issued a press release announcing that Richard K. Atkinson had been named vice president and chief financial officer of the corporation succeeding Dennis D. Schiffel as chief financial officer.

A copy of the press release, dated December 30, 2002, is attached as Exhibit 99.1 hereto.

Item 7. Financial Statements and Exhibits

(a)  Financial Statements of Businesses Acquired

Not required

(b)  Pro forma financial information

Not required

(c)  Exhibits

99.1 Sierra Pacific Resources—Press Release issued December 30, 2002

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

Sierra Pacific Resources (Registrant)

Date: December 30, 2002	By:	/s/ John E. Brown
John E. Brown Vice President and Controller

Nevada Power Company (Registrant)

Date: December 30, 2002	By:	/s/ John E. Brown
John E. Brown Vice President and Controller

Sierra Pacific Power Company (Registrant)

Date: December 30, 2002	By:	/s/ John E. Brown
John E. Brown Vice President and Controller

Exhibit Index

Sierra Pacific Resources

Exhibit  99.1 – Press Release issued December 30, 2002